EXHIBIT 10.1

Irrevocable Standby Letter of Credit No.: …………………….	RBC Royal Bank Global Loans Administration – Trade 155 WELLINGTON STREET WEST 8TH FLOOR TORONTO, ON M5V 3K7 Tel: Fax: 416-364-3670 SWIFT: ROYCCAT2GLA

Beneficiary: Business Development Bank of Canada (FULL BENEFICIARY’S NAME AND ADDRESS CONTINUED BELOW), Canada	Applicant: DIRTT Environmental Solutions Ltd 7303, 30th Street SE Calgary, Alberta T2C 1N6, Canada

Date of Issue: September 15, 2026	Date and Place of Expiry: September 14, 2027 TORONTO, ONTARIO

Amount:

CAD 3,500,000.00 Three Million Five Hundred Thousand Canadian Dollars

BENEFICIARY’S FULL NAME AND ADDRESS:
Business Development Bank of Canada

The Edison, Suite 1310, 150 - 9th Avenue SW

Calgary, ALBERTA

T2P 3H9, CANADA

ATTN: ACCOUNT MANAGER: Ken Kerr

WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.XXXXXXXXXXX (THE “LETTER OF CREDIT”) IN YOUR FAVOUR FOR THE ACCOUNT OF DIRTT ENVIRONMENTAL SOLUTIONS LTD. IN THE AMOUNT OF THREE MILLION FIVE HUNDRED THOUSAND CANADIAN DOLLARS (CAD3,500,000.00) TO SECURE BANKING FACILITIES BY WAY OF LOANS, GUARANTEES, INDEMNITIES, PAYMENT OBLIGATIONS, LETTERS OF CREDIT AND ANY OTHER BANKING SERVICES WHATSOEVER GRANTED OR TO BE GRANTED BY BUSINESS DEVELOPMENT BANK OF CANADA TO: DIRTT ENVIRONMENTAL SOLUTIONS LTD.

THIS LETTER OF CREDIT IS AVAILABLE BY PAYMENT AGAINST YOUR WRITTEN DEMAND ADDRESSED TO US AT ROYAL BANK OF CANADA, GLOBAL LOANS ADMINISTRATION - TRADE, 155 WELLINGTON STREET WEST, 8TH FLOOR, TORONTO, ONTARIO, M5V 3K7, CANADA, OR ANY SUCH OTHER LOCATION THAT WE MAY PROVIDE TO YOU IN WRITING FROM TIME TO TIME STATING:

“THE AMOUNT OF THIS DRAWING, CAD XXXXXXXXXX, PRESENTED UNDER ROYAL BANK OF CANADA, GLOBAL LOANS ADMINISTRATION - TRADE, 155 WELLINGTON STREET WEST, 8TH FLOOR, TORONTO, ONTARIO, M5V 3K7, CANADA IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER XXXXXXXXXXX, REPRESENTS SUMS, INCLUDING PRINCIPAL, INTERESTS AND CHARGES DUE, OWING AND UNPAID UNDER BANKING FACILITIES GRANTED BY US TO DIRTT ENVIRONMENTAL SOLUTIONS LTD.”

IN ADDITION TO PRESENTATION OF YOUR DEMAND TO OUR ADDRESS MENTIONED ABOVE, COPY OF THE DOCUMENTS MUST BE EMAILED TO GLATRADE@RBC.COM.

PARTIAL AND MULTIPLE DRAWING(S) ARE PERMITTED.

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EXHIBIT 10.1

WE UNDERTAKE TO HONOUR YOUR DEMAND(S) FOR PAYMENT MADE IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT IF RECEIVED BY US ON OR BEFORE THE PRESENT OR ANY FUTURE AUTOMATICALLY EXTENDED EXPIRATION DATE.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED TO BE AUTOMATICALLY EXTENDED PERPETUALLY WITHOUT AMENDMENT FOR SUCCESSIVE PERIODS OF (1) ONE YEAR EACH FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST (60) SIXTY DAYS PRIOR TO THE PRESENT OR ANY FUTURE EXPIRATION DATE, WE SEND NOTICE TO YOU IN WRITING BY COURIER, REGULAR MAIL OR REGISTERED MAIL AT THE LAST KNOWN ADDRESS AS PER THE LETTER OF CREDIT, THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED FOR ANY SUCH ADDITIONAL PERIOD. UPON RECEIPT BY THE BENEFICIARY OF SUCH NOTICE, THE BENEFICIARY MAY CLAIM THAT BALANCE OWING BY PRESENTING DEMAND ACCORDING TO THIS LETTER OF CREDIT STATING:

“THE AMOUNT OF THIS DRAWING, CAD XXXXXXXXX, UNDER IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER XXXXXXXXXX REPRESENTS FUNDS OWED TO US AS WE HAVE RECEIVED NOTICE FROM ROYAL BANK OF CANADA OF THEIR DECISION NOT TO EXTEND THIS IRREVOCABLE STANDBY LETTER OF CREDIT FOR AN ADDITIONAL YEAR”.

ANY NUMBER OF PARTIAL DRAWINGS AND MULTIPLE PRESENTATIONS ARE PERMITTED HEREUNDER.

EXCEPT WHERE THEY MAY CONFLICT WITH THE ABOVE TERMS AND CONDITIONS, THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590 (“ISP98”). FOR MATTERS NOT COVERED BY ISP98, THE LAWS OF THE PROVINCE OF ALBERTA SHALL GOVERN.

___________________________ Authorized Signature	___________________________ Authorized Signature

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